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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




     Date of report (Date of earliest event reported) February 26, 2001
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                             Stockwalk Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Minnesota                      0-22247                41-1756256
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

5500 Wayzata Boulevard, Suite 800, Minneapolis, Minnesota          55416
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       (Address of Principal Executive Offices)                 (Zip Code)

                                  763.542.6000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 26, 2001, Stockwalk Group, Inc. ("Stockwalk") entered into an Asset Purchase Agreement, dated as of such date (the "Agreement"), with BlueSuit, Inc. ("BlueSuit"), pursuant to which BlueSuit purchased all of the outstanding common stock of Online Brokerage Solutions, Inc. ("OBS"), formerly a wholly-owned subsidiary of Stockwalk, and certain of Stockwalk's assets used in OBS' business. In connection with the transactions contemplated by the Agreement, Stockwalk also entered into a Transition Services Agreement with BlueSuit, also dated February 26, 2001 (the "Transition Agreement"), pursuant to which Stockwalk obligated itself and certain of its affiliated companies to perform certain IT-related and other transition services for BlueSuit for up to six months from the date of closing.

         Stockwalk received $1,875,000 at closing, with an additional $200,000 being payable to Stockwalk by BlueSuit following the transition period contemplated by the Transition Agreement. In addition, BlueSuit issued Stockwalk an aggregate of 300,000 shares of its restricted Series A Preferred Shares at closing. Subject to Stockwalk's performance of the services contemplated by the Transition Agreement, BlueSuit also obligated itself to issue Stockwalk 33,334 shares of its restricted Series A Preferred Stock following the transition period. Finally, BlueSuit obligated itself to issue to Stockwalk an additional 83,333 shares of its restricted Series A Preferred Stock subject to OBS' entry into certain agreements within six months following the closing.

         In addition to the foregoing, Stockwalk's agreement with BlueSuit contains other customary terms and conditions, including representations and warranties from each party to the other and standard mutual indemnification provisions. Reference is made to the Agreement and the Transition Agreement, copies of each of which are filed with this Current Report on Form 8-K. Stockwalk also has made immaterial retention bonus payments to certain former officers and employees of OBS in connection with the transactions contemplated by the Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   (i)    Asset Purchase Agreement, dated February 26, 2001, between
                      Stockwalk Group, Inc. and BlueSuit, Inc.

              (ii) Transition Services Agreement, dated February 26, 2001, between Stockwalk Group, Inc. and BlueSuit, Inc.

                           FORWARD LOOKING STATEMENTS

         Information contained herein and in the Exhibit attached hereto may contain forward looking statements that involve risks and uncertainties with respect to the fair value of assets acquired, the amount of liabilities assumed and otherwise. These forward looking statements include the words "believes," "expects," "anticipates" and similar expressions. These forward looking statements involve certain risks and uncertainties, including those related to general economic and business conditions, changes in market conditions and competitive pressures.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STOCKWALK GROUP, INC.



Dated: March 5, 2001                    By: /s/ Philip T. Colton
                                            --------------------------------
                                            Name: Philip T. Colton
                                            Title:  Senior Vice President and
                                                    General Counsel

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                                  EXHIBIT INDEX


10.1 Asset Purchase Agreement, dated February 26, 2001, between Stockwalk Group, Inc. and BlueSuit, Inc.

10.2 Transition Services Agreement, dated February 26, 2001, between Stockwalk Group, Inc. and BlueSuit, Inc.



                                EXHIBIT INDEX-1